1 2Q26 Financial Highlights3(B) 2Q26 Business Segment Highlights1,3,4(B) Consumer Banking • Net income of $3.3 billion • Revenue of $11.3 billion, up 5% • Average deposits of $957 billion were up 1% and up 33% from pre- pandemic levels (4Q19); #1 in U.S. Consumer Deposits5 • Average loans and leases of $321 billion, up $2 billion, or 1% • #1 Small Business Lender for 20 consecutive quarters5 • Combined credit / debit card spend of $266 billion, up 9% • Client Highlights – Added 160K+ net new consumer checking accounts; completed 30 consecutive quarters of net growth – 38.7 million consumer checking accounts; 92% are primary6 – 4+ million small business checking accounts – $640 billion in consumer investment assets, up 18%7 – $1.2 trillion in payments, up 5%8 – 13.3 million clients enrolled in BofA Rewards; ~2 million new enrollments in 2Q2610 – 4.4 billion digital logins; 70% of total sales were digitally-enabled Global Wealth and Investment Management • Net income of $1.4 billion • Revenue of $6.9 billion, up 16%, driven by higher asset management fees, up 19% to $4.4 billion, reflecting higher market valuations and solid assets under management (AUM) flows, as well as higher NII • Client balances of $4.9 trillion, up 12%, driven primarily by higher market valuations • Average loans and leases of $270 billion, up $33 billion, or 14% • Client Highlights – $2.3 trillion of AUM balances, up 17% – Added ~6K net new $500K+ relationships across Merrill and Private Bank – 87% of Merrill and Private Bank clients digitally active Global Banking • Net income of $2.0 billion • Total Corporation investment banking fees (excl. self-led) of $2.1 billion, up 50% • $652 billion in average deposits, up 8% • Average loans and leases increased 7%, with growth across corporate, commercial and business banking • 10% improvement in treasury service charges Global Markets • Net income of $2.6 billion • Sales and trading revenue of $7.1 billion, incl. net debit valuation adjustment (DVA) losses of $57 million. Up 33% incl. and excl. net DVA.(E) 17th consecutive quarter of year-over-year growth – Equities revenue up 70% to $3.6 billion, incl. and excl. net DVA(E) – Fixed Income, Currencies and Commodities (FICC) revenue up 9% to $3.5 billion, incl. and excl. net DVA(E) From Chair and CEO Brian Moynihan: The team delivered one of our strongest quarters to date, with earnings per share up 34% year-over-year. Every business segment reported double digit net income growth and strong returns on equity. Revenue increased 15% from last year as we deepened relationships with existing clients and welcomed new ones. Against a healthy economic backdrop, resilient consumers and businesses are turning to Bank of America to spend, borrow and invest. It was also an exceptional quarter for our markets-facing businesses, with investment banking fees up 50% year-over-year. Near-term, pipelines remain strong, and commercial borrowing has picked up. Disciplined expense management, coupled with investments for growth, helped drive 6.6% operating leverage and a roughly 360 basis point improvement in our efficiency ratio from a year ago. Going forward, we remain focused on what we do best, delivering for clients at every stage of their financial lives. Bank of America Reports 2Q26 Net Income of $9.1 Billion; EPS of $1.21, Up 34% YoY 2Q26 Revenue Up 15% YoY to $31.6 Billion,1 Net Interest Income Up 9% YoY to $16.0 Billion ($16.2 Billion FTE)(A) Operating Leverage of 6.6%2 See page 10 for endnotes. Amounts may not total due to rounding. 1 Revenue, net of interest expense. 2 Operating leverage calculated as the year-over-year percentage change in revenue, net of interest expense, less the percentage change in noninterest expense. 3 Financial Highlights and Business Segment Highlights are compared to the year-ago quarter unless noted. 4 The Corporation reports the results of operations of its four business segments and All Other on a fully taxable-equivalent (FTE) basis. 5 Source: Federal Financial Institutions Examination Council (FFIEC) Call Reports, 1Q26. 6 Represents the percentage of consumer checking accounts that are estimated to be the customer’s primary account based on multiple relationship factors (e.g., linked to their direct deposit). 7 End of period. Consumer investment assets include client brokerage assets, deposit sweep balances, brokered CDs, and AUM in Consumer Banking. 8 Total payments represent payments made from Bank of America accounts using credit card, debit card, ACH, wires, billpay, person-to-person, cash and checks. 9 Return on average tangible common shareholders’ equity ratio represents a non-GAAP financial measure. For more information, see page 19. 10 Clients enrolled in BofA Rewards include legacy Preferred Rewards clients and new enrollments since launch of BofA Rewards on May 27, 2026. New client enrollment as of June 30, 2026, is preliminary and includes clients in Consumer and GWIM. 11 Tangible book value per common share represents a non-GAAP financial measure. For more information, see page 19. • Net income of $9.1 billion compared to $7.2 billion, up 27% – Diluted earnings per share (EPS) of $1.21 compared to $0.90, up 34% • Revenue, net of interest expense, of $31.6 billion ($31.7 billion FTE),(A) up 15%, reflected higher net interest income (NII), sales and trading revenue, asset management fees and investment banking fees – NII of $16.0 billion ($16.2 billion FTE),(A) up 9%, driven by higher NII related to Global Markets activity, higher loan and deposit balances, and fixed-rate asset repricing, partially offset by the impact of lower interest rates • Provision for credit losses of $1.4 billion decreased from $1.6 billion in 2Q25 and was relatively flat to 1Q26 – Net charge-offs of $1.4 billion decreased from $1.5 billion in 2Q25 and were relatively flat to 1Q26 • Noninterest expense of $18.6 billion, up 8%, driven equally by revenue- related expenses and investments in people, brand and technology – Efficiency ratio improved 359 bps to 59% – Operating leverage of 6.6%2 • Return on average common shareholders' equity ratio of 12.7%; return on average tangible common shareholders' equity ratio of 17.0%9 • Return on average assets of 1.03% • Balance Sheet Remained Strong – Average deposit balances of $2.02 trillion increased more than 2%; 12th consecutive quarter of sequential average growth – Average loans and leases of $1.22 trillion increased 8%, with growth across every business segment; 9th consecutive quarter of sequential average growth – Average Global Liquidity Sources of $947 billion(C) – Common equity tier 1 (CET1) capital of $202 billion increased $1.9 billion from 1Q26 – CET1 ratio of 11.2% (Standardized);(D) well above the regulatory minimum – Returned $8.0 billion to shareholders ($2.0 billion through common stock dividends and $6.0 billion in common stock repurchases) • Book value per common share rose 7% to $39.34; tangible book value per common share rose 7% to $29.3711

2 Bank of America Financial Highlights ($ in billions, except per share data) 2Q26 1Q26 2Q25 Total revenue, net of interest expense $31.6 $30.3 $27.4 Provision for credit losses 1.4 1.3 1.6 Noninterest expense 18.6 18.5 17.2 Pretax income 11.6 10.4 8.7 Pretax, pre-provision income1(F) 12.9 11.7 10.3 Income tax expense 2.5 1.8 1.5 Net income 9.1 8.6 7.2 Diluted earnings per share $1.21 $1.11 $0.90 Return on average assets 1.03% 0.99% 0.84 % Return on average common shareholders’ equity 12.7 12.0 10.1 Return on average tangible common shareholders’ equity1 17.0 16.0 13.6 Efficiency ratio 59 61 63 1 Pretax, pre-provision income and return on average tangible common shareholders’ equity represent non-GAAP financial measures. For more information, see page 19. Net Interest Income (FTE) $14.8 $15.4 $15.9 $15.9 $16.2 $14.7 $15.2 $15.8 $15.7 $16.0 Net interest income (GAAP) FTE adjustment 2Q25 3Q25 4Q25 1Q26 2Q26 Efficiency Ratio 63% 60% 61% 61% 59% 2Q25 3Q25 4Q25 1Q26 2Q26 Spotlight on Efficiency Ratio and Net Interest Income ($B) (A) From Executive Vice President and CFO Alastair Borthwick: Built on years of disciplined execution, our second quarter performance reflected strong revenue growth across every business segment and improved returns on equity and assets. With strong capital and liquidity, diversified funding and solid asset quality, our $3.5 trillion balance sheet remained a source of strength, as we helped clients and returned $8 billion to shareholders in the second quarter through dividends and share repurchases. We are in a good position to serve our clients, deliver for our shareholders, and support a growing economy.

3 Consumer Banking1(B) Financial Results Three months ended ($ in millions) 6/30/2026 3/31/2026 6/30/2025 Total revenue2 $11,336 $11,049 $10,813 Provision for credit losses 1,160 1,132 1,282 Noninterest expense 5,801 5,837 5,567 Pretax income 4,375 4,080 3,964 Income tax expense 1,094 1,020 991 Net income $3,281 $3,060 $2,973 Business Highlights(B) Three months ended ($ in billions) 6/30/2026 3/31/2026 6/30/2025 Average deposits $957.0 $950.8 $952.0 Average loans and leases 321.1 322.2 319.1 Consumer investment assets5 639.5 573.3 539.7 Active mobile banking users (MM) 42.1 41.8 40.8 Number of financial centers 3,530 3,540 3,664 Efficiency ratio 51% 53% 51 % Return on average allocated capital 29 27 27 Total Consumer Credit Card3 Average credit card outstanding balances $103.6 $103.1 $100.0 Total credit / debit spend 266.1 244.9 244.1 Risk-adjusted margin 6.5% 6.7% 7.1% • Net income of $3.3 billion • Revenue of $11.3 billion,2 up 5%, driven primarily by higher NII • Provision for credit losses of $1.2 billion, down 10% – Net reserve release of $23 million vs. net reserve build of $82 million(G) – Net charge-offs of $1.2 billion decreased $17 million • Noninterest expense of $5.8 billion increased 4%, driven by investments in technology and brand – Efficiency ratio of 51% • Return on average allocated capital of 29% Business Highlights1,3(B) • Average deposits of $957 billion were up 1% – 59% of deposits in checking accounts; 92% are primary4 • Average loans and leases of $321 billion increased 1% • Combined credit / debit card spend of $266 billion increased 9% • Consumer investment assets of $640 billion, up 18%,5 driven by higher market valuations and $19 billion of net client flows from new and existing clients • 13.3 million clients enrolled in BofA Rewards; ~2 million new enrollments in 2Q266 Strong Digital Usage Continued in the Quarter1 • 80% of households actively using digital platforms7 • 50 million active digital banking users, up 836K • 2.2 million digitally-enabled sales, representing 70% of total sales • 4.4 billion digital logins, up 7% • 25.5 million active Zelle® users, up 5%; sent and received 495 million transactions worth $160 billion, up 11% and 15%, respectively8 • 24.6 million active Erica® users, up 23%9 Continued Business Leadership • No. 1 in U.S. Consumer Deposits(a) • No. 1 Small Business Lender(a) • No. 1 in Retail Banking Advice Satisfaction(b) • World's Best Banks 2026: North America - Best in the U.S.(c) • Merrill Edge Self-Directed No. 1 for Bank Brokerage(d) See page 11 for Business Leadership sources. 1 Comparisons are to the year-ago quarter unless noted. 2 Revenue, net of interest expense. 3 The consumer credit card portfolio includes Consumer Banking and GWIM. 4 Represents the percentage of consumer checking accounts that are estimated to be the customer’s primary account based on multiple relationship factors (e.g., linked to their direct deposit). 5 End of period. Consumer investment assets includes client brokerage assets, deposit sweep balances, brokered CDs, and AUM in Consumer Banking. 6 Clients enrolled in BofA Rewards include legacy Preferred Rewards clients and new enrollments since launch of BofA Rewards on May 27, 2026. New client enrollment as of June 30, 2026, is preliminary and includes clients in Consumer and GWIM. 7 Household adoption represents households with consumer bank login activities in a 90-day period, as of May 2026. 8 Includes Bank of America person-to-person payments sent and received through e-mail or mobile identification. Zelle® users represent 90-day active users. 9 Represents mobile and online activity across client facing platforms powered by Erica®.

4 Global Wealth and Investment Management1(B) Financial Results Three months ended ($ in millions) 6/30/2026 3/31/2026 6/30/2025 Total revenue2 $6,871 $6,712 $5,937 Provision for credit losses 11 2 20 Noninterest expense 4,976 4,938 4,593 Pretax income 1,884 1,772 1,324 Income tax expense 471 443 331 Net income $1,413 $1,329 $993 Business Highlights(B) Three months ended ($ in billions) 6/30/2026 3/31/2026 6/30/2025 Average deposits $281.6 $286.6 $276.8 Average loans and leases 270.3 262.2 237.4 Total client balances (EOP) 4,934.4 4,572.4 4,395.2 AUM flows 13.7 20.4 14.3 Pretax margin 27% 26% 22 % Return on average allocated capital 26 24 20 Continued Business Leadership • Merrill earned the most recognitions on Forbes' 2026 Top Wealth Advisors Best-in-State and Best-in-State Wealth Management Teams lists • 23 Merrill advisors on Forbes' 2026 Top 100 Women Wealth Advisors • >300 Merrill advisors on Barron's 2026 Top 1,500 Financial Advisors • 24 Merrill advisors on Financial Planning's 2026 Top 40 Brokers Under 40 • No. 1 in Managed Personal Trust AUM(a) • Best National Private Bank(e) • No. 1 Global Nonprofit OCIO Provider(f) See page 11 for Business Leadership sources. • Net income of $1.4 billion • Revenue of $6.9 billion,2 up 16%. The increase was driven by higher asset management fees, up 19% to $4.4 billion, reflecting higher market valuations and solid AUM flows, as well as higher NII • Noninterest expense of $5.0 billion increased 8%, driven primarily by revenue-related incentives – Pretax margin improved to 27% • Return on average allocated capital of 26% Business Highlights1(B) • $4.9 trillion in client balances, up 12%, driven primarily by higher market valuations – AUM flows of $14 billion; $78 billion since 2Q25 • Average deposits of $282 billion increased 2% • Average loans and leases of $270 billion increased 14% Merrill Wealth Management Highlights Client Engagement • $4.1 trillion in client balances(B) • $1.8 trillion in AUM balances(B) • ~5.4K net new $500K+ households added in 2Q26 • 62K digital appointments scheduled in the quarter Strong Digital Usage Continued in the Quarter • 87% of Merrill households digitally active3 – 67% of Merrill households are active on mobile – 85% of households enrolled in eDelivery4 • 76% of eligible checks deposited through automated channels5 • 83% of eligible brokerage and bank accounts opened through digital onboarding Bank of America Private Bank Highlights Client Engagement • $802 billion in client balances(B) • $486 billion in AUM balances(B) • ~430 net new relationships added in 2Q26 with $3MM+ clients Strong Digital Usage Continued in the Quarter • 94% of relationships digitally active6 – 77% of core relationships are active on mobile – 54% of eligible relationships enrolled in eDelivery4 • 77% of eligible checks deposited through automated channels5 • 53% of eligible investment, trust and banking accounts opened through digital onboarding Note: OCIO stands for outsourced chief investment office. 1 Comparisons are to the year-ago quarter unless noted. 2 Revenue, net of interest expense. 3 Percentage of digitally active Merrill primary households across the enterprise ($250K+ in investable assets within the enterprise) as of June 2026. Excludes Stock Plan and Banking- only households. 4 Includes Merrill Digital Households across the enterprise (excluding Stock Plan, Banking-only households, Retirement-only and 529-only) and Private Bank relationships that receive statements digitally, as of May 2026 for Private Bank and as of June 2026 for Merrill. 5 Includes mobile check deposits, remote deposit operations, and automated teller machine transactions, as of May 2026 for Private Bank and as of June 2026 for Merrill. 6 Percentage of digitally active Private Bank core relationships across the enterprise ($3MM+ in total balances) as of May 2026. Includes third-party activities and excludes Irrevocable Trust-only relationships, Institutional Philanthropic relationships, and exiting relationships.

5 Global Banking1,2(B) Financial Results Three months ended ($ in millions) 6/30/2026 3/31/2026 6/30/2025 Total revenue2,3 $6,236 $6,287 $5,689 Provision for credit losses 215 185 277 Noninterest expense 3,199 3,223 3,070 Pretax income 2,822 2,879 2,342 Income tax expense 776 792 644 Net income $2,046 $2,087 $1,698 Business Highlights2(B) Three months ended ($ in billions) 6/30/2026 3/31/2026 6/30/2025 Average deposits $651.9 $647.6 $603.4 Average loans and leases 413.4 397.0 387.9 Total Corporation IB fees (excl. self-led) 2.1 1.8 1.4 Global Banking IB fees 1.2 1.0 0.8 Business Lending revenue 2.1 2.3 2.2 Global Transaction Services revenue 2.9 2.9 2.6 Efficiency ratio 51% 51% 54 % Return on average allocated capital 15 16 13 • Net income of $2.0 billion • Revenue of $6.2 billion3 increased 10%, driven primarily by higher investment banking fees, NII and treasury service charges • Provision for credit losses of $215 million vs. $277 million – Net charge-offs of $231 million decreased $72 million – Net reserve release of $16 million vs. $26 million(G) • Noninterest expense of $3.2 billion increased 4%, driven by investments in the business, including people and technology – Efficiency ratio improved to 51% • Return on average allocated capital of 15% Business Highlights1,2(B) • Total Corporation investment banking fees (excl. self-led) of $2.1 billion increased 50%, reflecting strength across debt underwriting, advisory and equity underwriting • $652 billion in average deposits increased 8% • $413 billion in average loans and leases increased 7% Strong Digital Usage Continued in the Quarter1 • 86% of relationship clients digitally active4 • 2.9 million total mobile sign-ins, up 24%5 • $346 billion CashPro® App Payments, up 10% • 40.1K interactions with CashPro® Chat, supported by Erica® technology Continued Business Leadership • No. 1 in Overall Leadership in Digital Channels (tied), fourth consecutive year(g) • North America’s Most Innovative Bank(c) • World’s Best Bank for Small to Medium-sized Enterprises; North America’s Best Transaction Bank and Best Bank for Sustainable Finance(h) • Best Solution Innovation in AI(i) • Best Global Bank for Transaction Banking(c) • Best Global Supply Chain Finance Bank(j) • Share Leader and Best Bank Award for U.S. Corporate Banking & Cash Management(k) • Relationships with 78% of the Global Fortune 500; 96% of the U.S. Fortune 1,000 (2025) See page 11 for Business Leadership sources. 1 Comparisons are to the year-ago quarter unless noted. 2 Global Banking and Global Markets share in certain deal economics from investment banking, loan origination activities, and sales and trading activities. 3 Revenue, net of interest expense. 4 Includes Commercial and Business Banking clients that meet revenue threshold and all Corporate clients on CashPro® and BA360 platforms as of May 2026. 5 Includes CashPro, BA360, and Global Card Access. BA360 as of May 2026.

6 Global Markets1,2,3(B) Financial Results Three months ended ($ in millions) 6/30/2026 3/31/2026 6/30/2025 Total revenue2,3 $8,022 $7,109 $5,982 Net DVA (57) 63 (51) Total revenue (excl. net DVA)2,3,4 $8,079 $7,046 $6,033 Provision (benefit) for credit losses (11) 27 22 Noninterest expense 4,484 4,370 3,806 Pretax income 3,549 2,712 2,154 Income tax expense 923 705 625 Net income $2,626 $2,007 $1,529 Net income (excl. net DVA)4 $2,669 $1,959 $1,568 Business Highlights2(B) Three months ended ($ in billions) 6/30/2026 3/31/2026 6/30/2025 Average total assets $1,120.5 $1,101.6 $1,023.0 Average trading-related assets 746.9 730.0 700.4 Average loans and leases 205.0 201.2 176.4 Sales and trading revenue 7.1 6.4 5.3 Sales and trading revenue (excl. net DVA)4 7.2 6.3 5.4 Global Markets IB fees 1.0 0.8 0.7 Efficiency ratio 56% 61% 64 % Return on average allocated capital 20 15 13 • Net income of $2.6 billion ($2.7 billion excl. net DVA)4 • Revenue of $8.0 billion increased 34%, driven by higher sales and trading revenue and investment banking fees – International revenue increased 38% • Noninterest expense of $4.5 billion increased 18%, driven by higher revenue-related expenses and investments in the business, including people and technology – Efficiency ratio improved to 56% • Return on average allocated capital of 20% • Average VaR of $49 million5 Business Highlights1,2,3,4(B) • Sales and trading revenue of $7.1 billion (incl. net DVA). Increased 33% (incl. and excl. net DVA)4 – Equities revenue increased 70% to $3.6 billion (incl. and excl. net DVA),4 driven by increased client activity and strong trading performance in derivatives and cash, particularly in Asia and the U.S. – FICC revenue increased 9% to $3.5 billion (incl. and excl. net DVA),4 driven primarily by credit products and commodities Additional Highlights • 650+ research analysts covering 3,600+ companies; ~1,400 corporate bond issuers across 55+ economies and 25 industries Continued Business Leadership • Global Derivatives House of the Year(l) • CLO Bank of the Year(m) • Securitization Bank of the Year(m) • Commodity Derivatives House of the Year(n) • Sustainable Finance House of the Year (o) • Best Equities Trading Desk(p) • Equity Derivatives House of the Year(n) • No. 1 Municipal Bonds Underwriter(q) • No. 2 Top Global Research Firm(r) See page 11 for Business Leadership sources. 1 Comparisons are to the year-ago quarter unless noted. The explanations for current period-over-period changes for Global Markets are the same for amounts including and excluding net DVA. 2 Global Banking and Global Markets share in certain deal economics from investment banking, loan origination activities, and sales and trading activities. 3 Revenue, net of interest expense. 4 Revenue and net income, excluding net DVA, are non-GAAP financial measures. See Endnote E on page 10 for more information. 5 VaR model uses a historical simulation approach based on three years of historical data and an expected shortfall methodology equivalent to a 99% confidence level. Average VaR was $49MM, $47MM and $84MM for 2Q26, 1Q26 and 2Q25, respectively.

7 All Other1 Financial Results Three months ended ($ in millions) 6/30/2026 3/31/2026 6/30/2025 Total revenue2 ($744) ($723) ($833) Provision (benefit) for credit losses (9) (9) (9) Noninterest expense 167 163 147 Pretax loss (902) (877) (971) Income tax expense (benefit) (610) (978) (948) Net income (loss) ($292) $101 ($23) 1 Comparisons are to the year-ago quarter unless noted. 2 Revenue, net of interest expense. Note: All Other primarily consists of asset and liability management (ALM) activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass interest rate and foreign currency risk management activities for which substantially all of the results are allocated to our business segments. • Net loss of $292 million increased from a net loss of $23 million • The Corporation’s ETR for the quarter was 21.5%

8 Credit Quality1 Highlights Three months ended ($ in millions) 6/30/2026 3/31/2026 6/30/2025 Provision for credit losses $1,366 $1,337 $1,592 Net charge-offs 1,412 1,409 1,525 Net charge-off ratio2 0.47% 0.48% 0.55 % At period-end Nonperforming loans and leases $5,751 $5,831 $5,981 Nonperforming loans and leases ratio 0.47% 0.49% 0.52 % Allowance for credit losses 14,264 14,309 14,434 Allowance for loan and lease losses 13,114 13,148 13,291 Allowance for loan and lease losses ratio3 1.08% 1.09% 1.17% 1 Comparisons are to the year-ago quarter unless noted. 2 Net charge-off ratio is calculated as annualized net charge-offs divided by average outstanding loans and leases during the period. 3 Allowance for loan and lease losses ratio is calculated as allowance for loan and lease losses divided by loans and leases outstanding at the end of the period. Note: Net charge-offs and ratios do not include loans accounted for under the fair value option. Charge-offs • Total net charge-offs of $1.4 billion decreased $113 million from 2Q25 and were relatively flat to 1Q26 – Consumer net charge-offs of $1.0 billion decreased $19 million from both 2Q25 and 1Q26 – Credit card charge-off rate of 3.55% vs. 3.82% in 2Q25 and 3.64% in 1Q26 ▪ Both early and late stage credit card delinquency rates improved for the fifth consecutive quarter on a year-over-year basis – Commercial net charge-offs of $372 million decreased $94 million from 2Q25 and increased $22 million from 1Q26 • Net charge-off ratio2 of 0.47% decreased 8 bps vs. 2Q25 and 1 bp vs. 1Q26 Provision for credit losses • Provision for credit losses of $1.4 billion decreased $226 million from 2Q25 and was relatively flat to 1Q26 – Net reserve release of $46 million vs. net reserve build of $67 million in 2Q25 and net reserve release of $72 million in 1Q26(G) Allowance for credit losses • Allowance for loan and lease losses of $13.1 billion represented 1.08% of total loans and leases3 – Allowance for credit losses of $14.3 billion included $1.2 billion for unfunded commitments • Nonperforming loans and leases of $5.8 billion decreased $230 million from 2Q25 and $80 million from 1Q26 • Commercial reservable criticized utilized exposure of $22.1 billion decreased $5.8 billion from 2Q25 and $2.3 billion from 1Q26

9 Balance Sheet, Liquidity, and Capital Highlights ($ in billions except per share data, end of period, unless otherwise noted)(B) Three months ended 6/30/2026 3/31/2026 6/30/2025 Ending Balance Sheet Total assets $3,499.0 $3,496.2 $3,440.8 Total loans and leases 1,217.6 1,205.0 1,147.1 Total loans and leases in business segments (excluding All Other) 1,210.2 1,198.2 1,140.1 Total deposits 2,025.1 2,037.7 2,011.6 Average Balance Sheet Average total assets $3,531.6 $3,512.5 $3,430.3 Average loans and leases 1,216.5 1,189.5 1,128.5 Average deposits 2,023.0 2,016.9 1,973.8 Funding and Liquidity Long-term debt $339.9 $326.0 $313.4 Global Liquidity Sources, average(C) 947 960 938 Equity Common shareholders’ equity $276.1 $275.7 $274.5 Common equity ratio 7.9% 7.9% 8.0 % Tangible common shareholders’ equity1 $206.1 $205.7 $204.5 Tangible common equity ratio1 6.0% 6.0% 6.1 % Per Share Data Common shares outstanding (in billions) 7.02 7.13 7.44 Book value per common share $39.34 $38.66 $36.92 Tangible book value per common share1 29.37 28.84 27.49 Regulatory Capital2(D) CET1 capital $201.6 $199.7 $201.2 Standardized approach Risk-weighted assets $1,793 $1,778 $1,748 CET1 ratio 11.2% 11.2% 11.5 % Advanced approaches Risk-weighted assets $1,613 $1,594 $1,546 CET1 ratio 12.5% 12.5% 13.0 % Supplementary leverage Supplementary leverage ratio (SLR) 5.5% 5.5% 5.7% 1 Represents a non-GAAP financial measure. For reconciliations to GAAP financial measures, see page 19. 2 Effective 4Q25, the Corporation elected to change its accounting methods for certain tax-related equity investments and applied those changes retrospectively through cumulative adjustment to retained earnings. Under applicable bank regulatory rules, the Corporation is not required to revise previously-filed regulatory capital ratios and, accordingly, did not revise regulatory capital information as of 2Q25.

10 Endnotes A We also measure NII and revenue, net of interest expense, on an FTE basis, which are non-GAAP financial measures. FTE basis is a performance measure used in operating the business that management believes provides investors with meaningful information on the interest margin for comparative purposes. We believe that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practice. NII on an FTE basis was $16.2 billion, $15.9 billion, $15.9 billion, $15.4 billion and $14.8 billion for the three months ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, respectively. Revenue, net of interest expense, on an FTE basis, was $31.7 billion, $30.4 billion and $27.6 billion for the three months ended June 30, 2026, March 31, 2026 and June 30, 2025, respectively. The FTE adjustment was $163 million, $162 million, $165 million, $154 million and $145 million for the three months ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, respectively. B We present certain key financial and nonfinancial performance indicators (KPIs) that management uses when assessing consolidated and/or segment results. We believe this information is useful because it provides management and investors with information about underlying operational performance and trends. KPIs are presented in Consolidated and Business Segment Highlights on page 1, Balance Sheet, Liquidity, and Capital Highlights on page 9 and on the Segment pages for each segment. C Global Liquidity Sources (GLS) include cash and high-quality, liquid, unencumbered securities, inclusive of U.S. government securities, U.S. agency securities, U.S. agency mortgage-backed securities, and a select group of non-U.S. government and supranational securities, and other investment- grade securities, and are readily available to meet funding requirements as they arise. Transfers of liquidity among legal entities may be subject to certain regulatory and other restrictions. D Regulatory capital ratios at June 30, 2026 are preliminary. The Corporation reports regulatory capital ratios under both the Standardized and Advanced approaches. Capital adequacy is evaluated against the lower of the Standardized or Advanced approaches compared to their respective regulatory capital ratio requirements. The Corporation’s binding ratio was the Tier 1 capital ratio under the Standardized approach at June 30, 2026 and the Total capital ratio under the Standardized approach at March 31, 2026 and June 30, 2025. E The below table includes Global Markets sales and trading revenue, excluding net DVA, which is a non-GAAP financial measure. We believe that the presentation of measures that exclude this item is useful because such measures provide additional information to assess the underlying operational performance and trends of our businesses and to allow better comparison of period-to-period operating performance. Three months ended (Dollars in millions) 6/30/2026 3/31/2026 6/30/2025 Sales and trading revenue Fixed-income, currencies and commodities $ 3,476 $ 3,545 $ 3,195 Equities 3,622 2,842 2,133 Total sales and trading revenue $ 7,098 $ 6,387 $ 5,328 Sales and trading revenue, excluding net debit valuation adjustment1 Fixed-income, currencies and commodities $ 3,536 $ 3,496 $ 3,249 Equities 3,619 2,828 2,130 Total sales and trading revenue, excluding net debit valuation adjustment $ 7,155 $ 6,324 $ 5,379 F Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting consolidated pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure as it enables an assessment of the Company’s ability to generate earnings to cover credit losses through a credit cycle and provides an additional basis for comparing the Company's results of operations between periods by isolating the impact of provision for credit losses, which can vary significantly between periods. For reconciliations to GAAP financial measures, see page 19. G Reserve build (or release) is calculated by subtracting net charge-offs for the period from the provision for credit losses recognized in that period. The period-end allowance, or reserve, for credit losses reflects the beginning of the period allowance adjusted for net charge-offs recorded in that period plus the provision for credit losses and other valuation accounts recognized in that period. 1 For the three months ended June 30, 2026, March 31, 2026 and June 30, 2025, net DVA gains (losses) were ($57) million, $63 million and ($51) million, FICC net DVA gains (losses) were ($60) million, $49 million and ($54) million, and Equities net DVA gains (losses) were $3 million, $14 million and $3 million, respectively.

11 (a) FFIEC Call Reports, 1Q26. (b) J.D. Power 2026 U.S. Retail Banking Advice Satisfaction Study measures customer satisfaction with retail bank advice / guidance in the past 12 months. For more information, visit jdpower.com/awards.* (c) Global Finance, 2026. (d) StockBrokers.com* 2026 Annual Awards. (e) Family Wealth Report, 2026. (f) Chestnut Solutions Institute, 2025. (g) Coalition Greenwich Digital Transformation Benchmarking Program, 2025. (h) Euromoney, 2025. (i) Treasury Management International, 2026. (j) Asian Banker, 2026. (k) Coalition Greenwich, 2026. (l) GlobalCapital, 2025. (m) GlobalCapital, 2026. (n) IFR, 2025. (o) EnergyRisk, 2026. (p) Global Markets Choice Awards, 2026. (q) LSEG-Refinitiv, 2Q26. (r) Extel, 2025. Business Leadership Sources * Website content is not incorporated by reference into this press release.

12 Contact Information and Investor Conference Call Invitation Investor Call Information Chair and CEO Brian Moynihan and Executive Vice President and CFO Alastair Borthwick will discuss second- quarter 2026 financial results in an investor conference call at 8:30 a.m. ET today. The conference call and presentation materials can be accessed on the Bank of America Investor Relations website at https:// investor.bankofamerica.com.* For a listen-only connection to the conference call, dial 1.877.200.4456 (U.S.) or 1.785.424.1732 (international). The conference ID is 79795. Please dial in 10 minutes prior to the start of the call. Investors can access replays of the conference call by visiting the Investor Relations website or by calling 1.800.934.4850 (U.S.) or 1.402.220.1178 (international) from noon July 14 through 11:59 p.m. ET on July 24. Investors May Contact: Lee McEntire, Bank of America Phone: 1.980.388.6780 lee.mcentire@bofa.com Jonathan G. Blum, Bank of America (Fixed Income) Phone: 1.212.449.3112 jonathan.blum@bofa.com Bank of America Bank of America is one of the world’s leading financial institutions, serving individual consumers, small and middle-market businesses and large corporations with a full range of banking, investing, asset management and other financial and risk management products and services. The company provides unmatched convenience in the United States, serving nearly 70 million clients with approximately 3,500 retail financial centers, approximately 15,000 ATMs (automated teller machines) and award- winning digital banking with approximately 60 million verified digital users. Bank of America is a global leader in wealth management, corporate and investment banking and trading across a broad range of asset classes, serving corporations, governments, institutions and individuals around the world. As the #1 small business lender in the United States (FDIC), Bank of America offers industry-leading support to approximately 4 million small business households through a suite of innovative, easy- to-use online products and services. The company serves clients through operations across the United States, its territories and more than 35 countries and/or jurisdictions. Bank of America Corporation stock (NYSE: BAC) is listed on the New York Stock Exchange. Forward-Looking Statements Bank of America Corporation (the Corporation) and its management may make certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “intends,” “plans,” “goals,” “outlook,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements represent the Corporation’s current expectations, plans or forecasts of its or its business segments' future results, which may include, among other measures, revenue, liquidity, net interest income, other income, provision for credit losses, expenses, operating leverage, effective tax rate, efficiency ratio, capital measures, deposits and assets, as well as strategy, future business and economic conditions more generally, and other future matters. These statements are not guarantees of future results or performance and involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict and are often beyond the Corporation’s control. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. * Website content is not incorporated by reference into this press release. Reporters May Contact: Jocelyn Seidenfeld, Bank of America Phone: 1.646.743.3356 jocelyn.seidenfeld@bofa.com Tim Hurkmans, Bank of America Phone: 1.929.656.1718 tim.hurkmans@bofa.com

13 You should not place undue reliance on any forward-looking statement and should consider the following uncertainties and risks, as well as the risks and uncertainties more fully discussed under Item 1A. Risk Factors of the Corporation’s 2025 Annual Report on Form 10-K and in any of the Corporation’s subsequent U.S. Securities and Exchange Commission (SEC) filings: the Corporation’s potential judgments, orders, settlements, penalties, fines and reputational damage, which are inherently difficult to predict, resulting from pending, threatened or future litigation and regulatory inquiries, demands, requests, investigations, proceedings and enforcement actions, which the Corporation is subject to in the ordinary course of business, including matters related to our processing of unemployment benefits for California and certain other states, the features of our automatic credit card payment service, the adequacy of the Corporation’s anti-money laundering and economic sanctions programs and the processing of electronic payments, including through the Zelle network, and related fraud, which are in various stages; in connection with ongoing litigation, the impact of certain changes to Visa’s and Mastercard’s respective card payment network rules and reductions in interchange fees for U.S.-based merchants; the possibility that the Corporation's future liabilities may be in excess of its recorded liability and estimated range of possible loss for litigation, and regulatory and government actions; the impact of U.S. and global interest rates (including the potential for ongoing fluctuations in interest rates), inflation, currency exchange rates, economic conditions, trade policies and tensions, including changes in, or the imposition of, tariffs and / or trade barriers and the economic impacts, volatility and uncertainty resulting therefrom, which may have varying effects across industries and geographies, and geopolitical instability; uncertainties about the financial stability and growth rates of non-U.S. jurisdictions, the risk that those jurisdictions may face difficulties servicing their sovereign debt, and related stresses on financial markets, currencies and trade, and the Corporation’s exposures to such risks, including direct, indirect and operational; the impact of the interest rate, inflationary, macroeconomic, banking and regulatory environment on the Corporation’s assets, business, financial condition and results of operations; the impact of adverse developments affecting the U.S. or global banking industry, including a deterioration in private credit markets, bank failures and liquidity concerns, resulting in worsening economic and market volatility, and regulatory responses thereto; the possibility that future credit losses may be higher than currently expected, including due to changes in economic assumptions, which may include unemployment rates, real estate prices, gross domestic product levels and corporate bond spreads, customer behavior, adverse developments with respect to U.S. or global economic conditions and other uncertainties, such as the impact of trade policies, supply chain disruptions, commodity prices, inflationary pressures and labor shortages on economic conditions and our business; potential losses related to the Corporation’s concentration of credit risk; the Corporation's ability to achieve its expense targets (including noninterest expense) and expectations regarding revenue, net interest income, operating leverage, other income, provision for credit losses, net charge-offs, effective tax rate, loan or deposit growth or other projections and targets; variances to the underlying assumptions and judgments used in estimating banking book net interest income sensitivity; adverse changes to the Corporation’s credit ratings from the major credit rating agencies; an inability to access capital markets or maintain deposits or borrowing costs; estimates of the fair value and other accounting values, subject to impairment assessments, of certain of the Corporation’s assets and liabilities; the estimated or actual impact of changes in accounting standards or assumptions in applying those standards; uncertainty regarding the content, timing and impact of regulatory capital and liquidity requirements; the impact of adverse changes to total loss- absorbing capacity requirements, stress capital buffer requirements and / or global systemically important bank surcharges; the potential impact of actions of the Board of Governors of the Federal Reserve System on the Corporation’s capital plans; the effect of changes in or interpretations of income tax laws and regulations, including impacts from the 2025 Budget Reconciliation Act; the impact of implementation and compliance with U.S. and international laws, regulations and regulatory interpretations, including recovery and resolution planning requirements, Federal Deposit Insurance Corporation assessments, fiduciary standards, derivatives regulations and potential changes to loss allocations between financial institutions and customers, including for losses incurred from the use of our products and services, including electronic payments and payment of checks, that were authorized by the customer but induced by fraud; the impact of failures or disruptions in or breaches of the Corporation’s operations or information systems, or those of various third parties, including regulators and federal and state governments, such as from cybersecurity incidents; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and the ability to achieve expected or potential benefits, such as increased productivity and cost savings; the risks related to the transition and physical impacts of climate change; our ability to achieve environmental goals or the impact of any changes in the Corporation's sustainability or human capital management strategy or goals; the impact of uncertain or changing political conditions, federal government shutdowns, including partial shutdowns, and uncertainty regarding the federal government’s debt limit or changes in fiscal, monetary, trade or regulatory policy; the emergence of widespread health emergencies or pandemics; the impact of natural disasters, extreme weather events, military conflicts (including the Russia / Ukraine conflict, the conflicts in the Middle East, the possible expansion of such conflicts and potential geopolitical and economic consequences), civil unrest, terrorism or other geopolitical events; and other matters. Forward-looking statements speak only as of the date they are made, and the Corporation undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. “Bank of America” and “BofA Securities” are the marketing names used by the Global Banking and Global Markets divisions of Bank of America Corporation. Lending, other commercial banking activities, and trading in certain financial instruments are performed globally by banking affiliates of Bank of America Corporation, including Bank of America, N.A., Member FDIC. Trading in securities and financial instruments, and strategic advisory, and other investment banking activities, are performed globally by investment banking affiliates of Bank of America Corporation (“Investment Banking Affiliates”) or other affiliates, including, in the United States, BofA Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, each of which are registered broker-dealers and Members of SIPC, and, in other jurisdictions, by locally registered entities. BofA Securities, Inc. is registered as a futures commission merchant with the CFTC and is a member of the NFA. Investment products offered by Investment Banking Affiliates: Are Not FDIC Insured · May Lose Value · Are Not Bank Guaranteed. Bank of America Corporation’s broker-dealers are not banks and are separate legal entities from their bank affiliates. The obligations of the broker-dealers are not obligations of their bank affiliates (unless explicitly stated otherwise), and these bank affiliates are not responsible for securities sold, offered, or recommended by the broker-dealers. The foregoing also applies to other non-bank affiliates. For more Bank of America news, including dividend announcements and other important information, visit the Bank of America newsroom at https://newsroom.bankofamerica.com.* www.bankofamerica.com* * Website content is not incorporated by reference into this press release.

Current-period information is preliminary and based on company data available at the time of the presentation. 14 Bank of America Corporation and Subsidiaries Selected Financial Data (In millions, except per share data) Six Months Ended June 30 Second Quarter 2026 First Quarter 2026 Second Quarter 2025Summary Income Statement 2026 2025 Net interest income $ 31,742 $ 29,113 $ 15,997 $ 15,745 $ 14,670 Noninterest income 30,088 26,577 15,561 14,527 12,773 Total revenue, net of interest expense 61,830 55,690 31,558 30,272 27,443 Provision for credit losses 2,703 3,072 1,366 1,337 1,592 Noninterest expense 37,158 34,953 18,627 18,531 17,183 Income before income taxes 21,969 17,665 11,565 10,404 8,668 Income tax expense 4,311 3,135 2,491 1,820 1,498 Net income $ 17,658 $ 14,530 $ 9,074 $ 8,584 $ 7,170 Preferred stock dividends 755 697 326 429 291 Net income applicable to common shareholders $ 16,903 $ 13,833 $ 8,748 $ 8,155 $ 6,879 Average common shares issued and outstanding 7,203.5 7,629.5 7,151.2 7,256.1 7,581.2 Average diluted common shares issued and outstanding 7,356.2 7,711.2 7,294.2 7,417.5 7,651.6 Summary Average Balance Sheet Total cash and cash equivalents $ 275,712 $ 297,677 $ 281,356 $ 270,005 $ 299,620 Total debt securities 897,762 928,432 880,724 914,990 933,065 Total loans and leases 1,203,098 1,111,191 1,216,519 1,189,528 1,128,453 Total earning assets 3,103,370 3,008,755 3,106,726 3,099,977 3,050,206 Total assets 3,522,082 3,389,870 3,531,568 3,512,490 3,430,280 Total deposits 2,019,955 1,966,089 2,022,950 2,016,929 1,973,761 Common shareholders’ equity 276,368 272,321 275,988 276,753 272,756 Total shareholders’ equity 301,738 294,761 300,984 302,501 295,329 Performance Ratios Return on average assets 1.01% 0.86% 1.03% 0.99% 0.84 % Return on average common shareholders’ equity 12.33 10.24 12.71 11.95 10.12 Return on average tangible common shareholders’ equity (1) 16.52 13.79 17.03 16.00 13.61 Per Common Share Information Earnings $ 2.35 $ 1.81 $ 1.22 $ 1.12 $ 0.91 Diluted earnings 2.31 1.79 1.21 1.11 0.90 Dividends paid 0.56 0.52 0.28 0.28 0.26 Book value 39.34 36.92 39.34 38.66 36.92 Tangible book value (1) 29.37 27.49 29.37 28.84 27.49 Summary Period-End Balance Sheet June 30 2026 March 31 2026 June 30 2025 Total cash and cash equivalents $ 229,745 $ 242,479 $ 266,011 Total debt securities 869,218 901,127 930,216 Total loans and leases 1,217,619 1,205,035 1,147,056 Total earning assets 3,068,127 3,077,835 3,038,726 Total assets 3,498,956 3,496,186 3,440,798 Total deposits 2,025,124 2,037,663 2,011,613 Common shareholders’ equity 276,098 275,672 274,526 Total shareholders’ equity 301,094 300,668 298,021 Common shares issued and outstanding 7,018.0 7,129.9 7,436.7 Six Months Ended June 30 Second Quarter 2026 First Quarter 2026 Second Quarter 2025Credit Quality 2026 2025 Total net charge-offs $ 2,821 $ 2,977 $ 1,412 $ 1,409 $ 1,525 Net charge-offs as a percentage of average loans and leases outstanding (2) 0.47% 0.54% 0.47% 0.48% 0.55 % Provision for credit losses $ 2,703 $ 3,072 $ 1,366 $ 1,337 $ 1,592 June 30 2026 March 31 2026 June 30 2025 Total nonperforming loans, leases and foreclosed properties (3) $ 5,870 $ 5,933 $ 6,104 Nonperforming loans, leases and foreclosed properties as a percentage of total loans, leases and foreclosed properties (3) 0.48% 0.49% 0.54 % Allowance for credit losses $ 14,264 $ 14,309 $ 14,434 Allowance for loan and lease losses 13,114 13,148 13,291 Allowance for loan and lease losses as a percentage of total loans and leases outstanding (2) 1.08% 1.09% 1.17 % For footnotes, see page 15.

Current-period information is preliminary and based on company data available at the time of the presentation. 15 Bank of America Corporation and Subsidiaries Selected Financial Data (continued) (Dollars in millions) Capital Management June 30 2026 March 31 2026 June 30 2025 Regulatory capital metrics (4, 5): Common equity tier 1 capital $ 201,581 $ 199,695 $ 201,200 Common equity tier 1 capital ratio - Standardized approach 11.2% 11.2% 11.5 % Common equity tier 1 capital ratio - Advanced approaches 12.5 12.5 13.0 Total capital ratio - Standardized approach 14.7 14.5 14.8 Total capital ratio - Advanced approaches 15.6 15.5 16.1 Tier 1 leverage ratio 6.6 6.5 6.7 Supplementary leverage ratio 5.5 5.5 5.7 Total ending equity to total ending assets ratio 8.6 8.6 8.7 Common equity ratio 7.9 7.9 8.0 Tangible equity ratio (6) 6.7 6.7 6.8 Tangible common equity ratio (6) 6.0 6.0 6.1 (1) Return on average tangible common shareholders’ equity and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per common share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. See Reconciliations to GAAP Financial Measures on page 19. (2) Ratios do not include loans accounted for under the fair value option. Charge-off ratios are annualized for the quarterly presentation. (3) Balances do not include past due consumer credit card loans, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate, and nonperforming loans held-for-sale or accounted for under the fair value option. (4) Effective in the fourth quarter of 2025, the Corporation elected to change its accounting methods for certain tax-related equity investments and applied those changes retrospectively through cumulative adjustment to retained earnings. Under applicable bank regulatory rules, the Corporation is not required to revise previously-filed regulatory capital ratios and, accordingly, did not revise regulatory capital information as of June 30, 2025. (5) Regulatory capital ratios at June 30, 2026 are preliminary. Bank of America Corporation reports regulatory capital ratios under both the Standardized and Advanced approaches. Capital adequacy is evaluated against the lower of the Standardized or Advanced approaches compared to their respective regulatory capital ratio requirements. The Corporation’s binding ratio was the Tier 1 capital ratio under the Standardized approach at June 30, 2026 and the Total capital ratio under the Standardized approach at March 31, 2026 and June 30, 2025. (6) Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. See Reconciliations to GAAP Financial Measures on page 19.

Current-period information is preliminary and based on company data available at the time of the presentation. 16 Bank of America Corporation and Subsidiaries Quarterly Results by Business Segment and All Other (Dollars in millions) Second Quarter 2026 Consumer Banking GWIM Global Banking Global Markets All Other Total revenue, net of interest expense $ 11,336 $ 6,871 $ 6,236 $ 8,022 $ (744) Provision for credit losses 1,160 11 215 (11) (9) Noninterest expense 5,801 4,976 3,199 4,484 167 Net income (loss) 3,281 1,413 2,046 2,626 (292) Return on average allocated capital (1) 29% 26% 15% 20 % n/m Balance Sheet Average Total loans and leases $ 321,056 $ 270,257 $ 413,364 $ 204,994 $ 6,848 Total deposits 956,957 281,593 651,867 38,129 94,404 Allocated capital (1) 45,500 22,250 54,250 53,500 n/m Period end Total loans and leases $ 322,271 $ 276,980 $ 412,294 $ 198,678 $ 7,396 Total deposits 953,195 278,155 662,867 38,146 92,761 First Quarter 2026 Consumer Banking GWIM Global Banking Global Markets All Other Total revenue, net of interest expense $ 11,049 $ 6,712 $ 6,287 $ 7,109 $ (723) Provision for credit losses 1,132 2 185 27 (9) Noninterest expense 5,837 4,938 3,223 4,370 163 Net income 3,060 1,329 2,087 2,007 101 Return on average allocated capital (1) 27% 24% 16% 15 % n/m Balance Sheet Average Total loans and leases $ 322,164 $ 262,150 $ 396,988 $ 201,237 $ 6,989 Total deposits 950,809 286,578 647,583 39,752 92,207 Allocated capital (1) 45,500 22,250 54,250 53,500 n/m Period end Total loans and leases $ 321,196 $ 264,070 $ 406,982 $ 205,941 $ 6,846 Total deposits 973,306 287,719 647,018 38,012 91,608 Second Quarter 2025 Consumer Banking GWIM Global Banking Global Markets All Other Total revenue, net of interest expense $ 10,813 $ 5,937 $ 5,689 $ 5,982 $ (833) Provision for credit losses 1,282 20 277 22 (9) Noninterest expense 5,567 4,593 3,070 3,806 147 Net income (loss) 2,973 993 1,698 1,529 (23) Return on average allocated capital (1) 27% 20% 13% 13 % n/m Balance Sheet Average Total loans and leases $ 319,142 $ 237,377 $ 387,864 $ 176,368 $ 7,702 Total deposits 951,986 276,825 603,410 38,040 103,500 Allocated capital (1) 44,000 19,750 50,750 49,000 n/m Period end Total loans and leases $ 320,908 $ 241,142 $ 390,691 $ 187,357 $ 6,958 Total deposits 954,373 275,778 643,529 38,232 99,701 (1) Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently. n/m = not meaningful The Company reports the results of operations of its four business segments and All Other on a fully taxable-equivalent (FTE) basis.

Current-period information is preliminary and based on company data available at the time of the presentation. 17 Bank of America Corporation and Subsidiaries Year-to-Date by Business Segment and All Other (Dollars in millions) Six Months Ended June 30, 2026 Consumer Banking GWIM Global Banking Global Markets All Other Total revenue, net of interest expense $ 22,385 $ 13,583 $ 12,523 $ 15,131 $ (1,467) Provision for credit losses 2,292 13 400 16 (18) Noninterest expense 11,638 9,914 6,422 8,854 330 Net income (loss) 6,341 2,742 4,133 4,633 (191) Return on average allocated capital (1) 28% 25% 15% 17 % n/m Balance Sheet Average Total loans and leases $ 321,607 $ 266,226 $ 405,222 $ 203,126 $ 6,917 Total deposits 953,900 284,072 649,737 38,936 93,310 Allocated capital (1) 45,500 22,250 54,250 53,500 n/m Period end Total loans and leases $ 322,271 $ 276,980 $ 412,294 $ 198,678 $ 7,396 Total deposits 953,195 278,155 662,867 38,146 92,761 Six Months Ended June 30, 2025 Consumer Banking GWIM Global Banking Global Markets All Other Total revenue, net of interest expense $ 21,306 $ 11,953 $ 11,681 $ 12,567 $ (1,527) Provision for credit losses 2,574 34 431 50 (17) Noninterest expense 11,393 9,252 6,254 7,617 437 Net income (loss) 5,504 2,000 3,622 3,479 (75) Return on average allocated capital (1) 25% 21% 14% 14 % n/m Balance Sheet Average Total loans and leases $ 317,101 $ 234,866 $ 383,324 $ 168,043 $ 7,857 Total deposits 949,780 281,586 589,375 38,423 106,925 Allocated capital (1) 44,000 19,750 50,750 49,000 n/m Period end Total loans and leases $ 320,908 $ 241,142 $ 390,691 $ 187,357 $ 6,958 Total deposits 954,373 275,778 643,529 38,232 99,701 (1) Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently. n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation. 18 Bank of America Corporation and Subsidiaries Supplemental Financial Data (Dollars in millions) Six Months Ended June 30 Second Quarter 2026 First Quarter 2026 Second Quarter 2025FTE basis data (1) 2026 2025 Net interest income $ 32,067 $ 29,403 $ 16,160 $ 15,907 $ 14,815 Total revenue, net of interest expense 62,155 55,980 31,721 30,434 27,588 Net interest yield 2.08% 1.96% 2.08% 2.07% 1.94 % Efficiency ratio 59.78 62.44 58.72 60.89 62.28 Other Data June 30 2026 March 31 2026 June 30 2025 Number of financial centers - U.S. 3,530 3,540 3,664 Number of branded ATMs - U.S. 14,939 14,902 14,904 Headcount 211,304 212,134 213,388 (1) FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with meaningful information on the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $325 million and $290 million for the six months ended June 30, 2026 and 2025, $163 million and $162 million for the second and first quarters of 2026, and $145 million for the second quarter of 2025.

Current-period information is preliminary and based on company data available at the time of the presentation. 19 The Corporation evaluates its business using certain non-GAAP financial measures, including pretax, pre-provision income (as defined in Endnote F on page 10) and ratios that utilize tangible equity and tangible assets, each of which is a non-GAAP financial measure. Tangible equity represents shareholders’ equity or common shareholders’ equity reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities (“adjusted” shareholders’ equity or common shareholders’ equity). Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total tangible assets (total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities). Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total tangible assets. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals. See the tables below for reconciliations of these non-GAAP financial measures to the most directly comparable financial measures defined by GAAP for the six months ended June 30, 2026 and 2025, and the three months ended June 30, 2026, March 31, 2026 and June 30, 2025. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate these non-GAAP financial measures differently. Bank of America Corporation and Subsidiaries Reconciliations to GAAP Financial Measures (Dollars in millions, except per share information) Six Months Ended June 30 Second Quarter 2026 First Quarter 2026 Second Quarter 2025 2026 2025 Reconciliation of income before income taxes to pretax, pre-provision income Income before income taxes $ 21,969 $ 17,665 $ 11,565 $ 10,404 $ 8,668 Provision for credit losses 2,703 3,072 1,366 1,337 1,592 Pretax, pre-provision income $ 24,672 $ 20,737 $ 12,931 $ 11,741 $ 10,260 Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity Shareholders’ equity $ 301,738 $ 294,761 $ 300,984 $ 302,501 $ 295,329 Goodwill (69,021) (69,021) (69,021) (69,021) (69,021) Intangible assets (excluding mortgage servicing rights) (1,824) (1,902) (1,815) (1,834) (1,893) Related deferred tax liabilities 823 848 820 825 846 Tangible shareholders’ equity $ 231,716 $ 224,686 $ 230,968 $ 232,471 $ 225,261 Preferred stock (25,370) (22,440) (24,996) (25,748) (22,573) Tangible common shareholders’ equity $ 206,346 $ 202,246 $ 205,972 $ 206,723 $ 202,688 Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity Shareholders’ equity $ 301,094 $ 298,021 $ 301,094 $ 300,668 $ 298,021 Goodwill (69,021) (69,021) (69,021) (69,021) (69,021) Intangible assets (excluding mortgage servicing rights) (1,803) (1,880) (1,803) (1,821) (1,880) Related deferred tax liabilities 816 842 816 821 842 Tangible shareholders’ equity $ 231,086 $ 227,962 $ 231,086 $ 230,647 $ 227,962 Preferred stock (24,996) (23,495) (24,996) (24,996) (23,495) Tangible common shareholders’ equity $ 206,090 $ 204,467 $ 206,090 $ 205,651 $ 204,467 Reconciliation of period-end assets to period-end tangible assets Assets $ 3,498,956 $ 3,440,798 $ 3,498,956 $ 3,496,186 $ 3,440,798 Goodwill (69,021) (69,021) (69,021) (69,021) (69,021) Intangible assets (excluding mortgage servicing rights) (1,803) (1,880) (1,803) (1,821) (1,880) Related deferred tax liabilities 816 842 816 821 842 Tangible assets $ 3,428,948 $ 3,370,739 $ 3,428,948 $ 3,426,165 $ 3,370,739 Book value per share of common stock Common shareholders’ equity $ 276,098 $ 274,526 $ 276,098 $ 275,672 $ 274,526 Ending common shares issued and outstanding 7,018.0 7,436.7 7,018.0 7,129.9 7,436.7 Book value per share of common stock $ 39.34 $ 36.92 $ 39.34 $ 38.66 $ 36.92 Tangible book value per share of common stock Tangible common shareholders’ equity $ 206,090 $ 204,467 $ 206,090 $ 205,651 $ 204,467 Ending common shares issued and outstanding 7,018.0 7,436.7 7,018.0 7,129.9 7,436.7 Tangible book value per share of common stock $ 29.37 $ 27.49 $ 29.37 $ 28.84 $ 27.49